Motiva® | Establishment Labs

Establishment Labs
A Women's Health Company

Peter Caldini
CEO

January 15, 2026 | 44th J.P Morgan Healthcare Conference 2026

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Any statements that refer to projections of our future financial or operating performance, anticipated trends in our business, product development and commercialization in various geographies, timing and anticipated success of regulatory approvals, competitive position, potential growth opportunities and prospects, strategic plans or objectives, market penetration and size, and other characterizations of future events or circumstances, including statements expressing general optimism about future operating results or market performance are forward-looking statements. You can find many (but not all) of these statements by looking for words such as "approximates," "believes," "targets," "projects," "contemplates," "expects," "anticipates," "estimates," "intends," "plans," "intends to," "would," "should," "seek," "will," "may," "goal," "predicts," "potential" or "continue" or other similar or converse expressions in this presentation. These statements involve known and unknown risks, uncertainties and other important factors that may cause Establishment Labs' actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We caution investors that any forward-looking statements presented in writing or verbally in this presentation are based upon current expectations and information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements. Actual outcomes will be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control. Factors, among others, that could cause actual results and events to differ materially from those described in any forward-looking statements include risks and uncertainties relating to: our ability to successfully, timely and cost-effectively develop, seek and obtain regulatory clearance for and commercialize our product offerings; the rate of adoption of our products by healthcare providers or other customers; the success of our marketing initiatives; the safe and effective use of our products; our ability to protect our intellectual property; our future expansion plans and capital allocation; our ability to expand upon and/or secure sources of credit or capital; our ability to develop and maintain relationships with qualified suppliers to avoid a significant interruption in our supply chains; our ability to attract and retain key personnel; our ability to scale our operations to meet market demands; the effect on our business of existing and new regulatory requirements; and other economic and competitive factors including those set forth in filings made by the company with the Securities and Exchange Commission. New risk factors emerge from time to time, and it is not possible for us to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Certain information contained in this presentation and statements made verbally during this presentation may relate to or be based on studies, publications, surveys and other data obtained from third-party sources and Establishment Labs' own internal estimates and research. While Establishment Labs believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Establishment Labs believes its internal research is reliable, such research has not been verified by any independent third party.

This presentation is not an offer to sell securities of Establishment Labs and it is not soliciting offers to buy securities of Establishment Labs in any jurisdiction where the offer or sale is not permitted.

Motivated by **Women's Health.**

APPROVED FDA APPROVED

90+ Countries	160+ Publications	218+ Patents	4.5 Million Devices	20 Years of **Global Innovation**

- Setting the Standard in Breast Aesthetics & Reconstruction
- Strong US Growth & Global Momentum
- The Future is Motiva Minimally Invasive
- Industry Tailwinds Support Market Growth
- Robust Financial Performance and a Solid Foundation for 2026 & Beyond

Designed with Purpose:
Unmatched Safety & Performance



- **SMOOTHSILK®**
  Enhanced biocompatible surface clinically shown to promote low inflammation and low bacterial attachment

- **TRUEMONOBLOC®**
  Unifies the shell, patch, and gel into a single structure.

- **BLUSEAL®**
  A visual indicator that confirms the barrier layer integrity of the implant for quality assurance and patient safety.

- **VISCOELASTIC PROGRESSIVEGEL®**
  100% Filled Implants
  6th generation silicone gel that is both viscoelastic and highly cohesive.

Unmatched Safety & Performance

Motiva® U.S. IDE Study 5-Year Data

Primary Augmentation (N=451)	2-year (95% CI)	3-year (95% CI)	4-year (95% CI)	5-year (95% CI)
Capsular contracture (Baker Grade III/IV)	**0.5% (N=2)**	**0.5% (N=2)**	**0.5% (N=2)**	**0.5% (N=2)**
Rupture, suspected or confirmed	**0.6% (N=1)**	**0.6% (N=1)**	**0.6% (N=1)**	**0.6% (N=1)**
Breast pain	0.7%	0.7%	0.9%	1.2%
Infection	0.9%	0.9%	0.9%	0.9%
Implant removal, with or without replacement	1.6%	1.6%	1.8%	3.1%
Any reoperation[1]	5.9%	6.6%	6.8%	8.8%
Any complication[2]	8.4%	8.8%	9.6%	12.0%

1. Any surgery on the breast or chest area, device or non-device related, including size change
2. Any device or non-device related event, including reoperation

5-year data is preliminary and does not reflect the final study results.

2025 Accelerating **Growth & Profitability**

$210.5M – $211.5M
Revenue[1]

27% Full Year Growth

$64 - 65M
4th Quarter Revenue[1]

$75.5M
Cash Balance[1]

Exceptional US Results In First Year

$17M - 17.5M
Motiva® US 4th Quarter Revenue[1]

$45.4 - 45.9M
Motiva® US Revenue In First Year[1]

Positive Adjusted EBITDA Q3 & Q4 2025

1. Numbers are preliminary and not audited. Subject to change

Fastest launch in US Breast Aesthetics History

$45.4 - 45.9M

Revenue In First Year[1]

Established a **best-in-class organization** in 18 months

~20%

Augmentation Market Share Exiting 2025

1500+

Accounts Opened

1. Numbers are preliminary and not audited. Subject to change

Driving
Market Share

9.2+ Billion
Media Impressions

93%
Of patients that requested a brand of breast implant **asked for Motiva by name**[1]

Celebrity Partnership
1000 + Patients

Got Motiva Implants in connection with the Meghan Trainor campaign



Meghan Trainor
Actual Motiva Patient

#1 Fastest Growing Procedure on RealSelf


NEWS AND TRENDS

RealSelf 2025 Year-End Real Talk Report

Mari Malcolm • Nov 19, 2025 • 22 min read

THE TOP 5 FASTEST-GROWING PROCEDURES

		YoY Increase in Interest (Pageviews)	Worth It Rating
1	MOTIVA BREAST IMPLANTS	+13% (+288K)	96%
2	ENDOLIFT	+323% (+283K)	95%
3	T-SHAPE 2	+3655% (+31K)	90%
4	AGNES RF MICRONEEDLING	+57% (+28K)	59%
5	PRF TREATMENTS (AKA EZ GEL)	+55% (+21K)	91%

1. ASAPS Industry Survey. Dec 2025. N= 58. Data on File

Continuing to Drive Market Share
in the US in 2026



2026 Q1 Launch

Preservé
Breast Tissue Preservation



Line Extension
of Additional Sizes

Motiva®



Motiva Implant®
Reconstruction
Indication

Motiva®



Sales Rep Expansion



Account Growth
& Adoption

Motiva Aesthetic **BreastRecon®**

- Submitted a PMA supplement for Motiva Implants® primary and revision reconstruction indications with FDA in December 2025. Data currently under review with FDA
- Motiva Implant approval doubles TAM as recon market is approximately the same size as augmentation
- Motiva Flora® is the first and only magnet free, MRI conditional breast tissue expander commercially available in the US
- Motiva Flora already available at over 200 locations in the US



Redefining Breast Surgery:

The Motiva ® Minimally Invasive Platform

- Designed to preserve breast tissue and breast functionality [1,2]
- Minimal anesthesia required [5]
- Small incisions [3,4]
- Quick recovery [1,2]


HYDRATE
LOAD

1. Chacon-Quiros M, Sforza M, Solis-Chaves P, et al. The 3-year results of a 100-patient prospective study of safety and effectiveness of Mia Femtech. Aesthetic Surg J.
2. Establishment Labs, CLIN-001037: Motiva® Breast Tissue Preservation™ Techniques. Data on File.
3. Zeplin PH. Narbensparende Brustvergrößerung: Erfahrungen mit über 500 Implantaten. Handchirurgie · Mikrochirurgie · Plastische Chirurgie. 2021;53(02):144-148. doi:10.1055/a-1307-3917
4. Doloff JC, Veiseh O, de Mezerville R, et al. The surface topography of silicone breast implants mediates the foreign body response in mice, rabbits and humans. Nature Biomedical Engineering. 2021. doi:10.1038/s41551-021-00739-4
5. Tebbets J. Redifining the patient and surgeon experience. 2010. Mosby, Elsevier. ISBN: 978-0-323-04112-6



Minimally Invasive Procedures **Drive Market Expansion**

An Untapped Market for Breast Augmentation

Appeals to a segment that historically has had many barriers to traditional breast augmentation

More affluent patients willing to spend for the right benefits

1/4 of women

Are more Interested in **getting a breast augmentation** after learning about Preservé[2]



83%

Said the description of Preservé **made them want to get the Preservé procedure**[1]

55%

Willing to pay a premium



1. US Consumer Survey. Considers and Users Cohort. Nov 2025. N= 884. Data on file
2. US Consumer Survey. Nov 2025. Total respondents N= 1,695. Data on file

Motiva® Minimally Invasive
Driving at least $30M in Revenue in 2026


Preservé™
Breast Tissue Preservation for the Day to Day
Surgery by: Dr. Eugenio Chouhy

29+ Global Markets In First Year

- 50+ US Early Experience Accounts Trained
- Formal Launch Q1 2026


mia®
The New Aesthetics Consumer

144 Mia Centers Globally

- More than double from 2024


GEM
Standardize Gluteal Ergonomic Modeling

Multi-Center Clinical Study Ongoing

- 2027 & Beyond

Market **Tailwinds**

GLP-1


allure
PLASTIC SURGERY
With Even More Powerful GLP-1s on the Horizon, Plastic Surgeons Are Upping the Body Contouring Game
"Mini" arm and thigh lifts, Botox for better scars—the Ozempic plastic surgery boom just might benefit all of us.
BY JOLENE EDGAR

- The **primary factors** that have led women to consider a breast augmentation are **body changes including weight loss**[1]

Era of Transparency


HOME › COSMETIC TREATMENTS › CELEBRITY
Celebs Are Finally Being Transparent About Their Plastic Surgery
Down to the ccs.
Tatiana Bido
Published: Jun 12, 2025



Meghan Trainor | Kylie Jenner | Kristin Cavallari

- **43%** knew Meghan Trainor recently had a breast augmentation[1]
- **15%** of those considering, actively investigated the brand she chose[1]

Smaller Sizes


THE WALL STREET JOURNAL.
STYLE | FASHION
Women Are Spending Big Money for Little Breast Implants
In the age of Ozempic, patients are downsizing their implants and seeking surgeries that offer subtle enhancement. One surgeon called the trend 'Park Avenue quiet luxury.'
By Chavie Lieber
July 3, 2025 at 11:00 am ET


The Washington Post
Boob jobs are shrinking
Plastic surgeons are seeing an increase in women taking out big implants, and those pursuing augmentation are choosing smaller breasts.

- The **ballerina & yoga breast are trending**
- Patients want **more with less**

Continuous Innovation
Driving Growth in 2027 & Beyond



US Breast Reconstruction



Global Expansion of Minimally Invasive Platform

- Ergonomix2® & Mia Femtech® in the US



GEM®



Other Innovations

- Aesthetic Breast Reconstruction
- Biosensing
- Material sciences
- Procedural development







Scale Brings

Real Operational Leverage

- **Expect to Grow at Least 25% in 2026 and 2027**
- **Corporate Infrastructure Built Over 20 Years**
  Manufacturing can Supply 50%+ of Global Market
- **Gross Margins Higher**
  US, MIS, Pipeline, and Commercial Focus
- **Operating Expenses Growing Well Below Revenue Growth**
  Investment Focused on Advancing in US and MIS
- **Profitability Inflecting**
  70% Gross Margin & EBITDA Positive Achieved in 3Q25
- **Expect to Reach Free Cash Flow Positive in 2026, with Meaningful Earnings starting in 2027**

Powering Sustainable Growth **Through Innovation**

- Leading Innovation in Breast Aesthetics & Reconstruction
- Driving Growth in the US
- Expanding the Market Through Motiva Minimally Invasive
- Market Growth Tailwinds
- Significant Leveraged Growth




Establishment Labs
A Women's Health Company